                         Exhibit 10w
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                LEVI STRAUSS ASSOCIATES INC.
                EMPLOYEE LONG-TERM INVESTMENT
                      AND SAVINGS PLAN


                         AMENDMENTS


     WHEREAS, LEVI STRAUSS ASSOCIATES INC. (the "Company") has adopted the Levi Strauss Associates Inc. Employee Long-Term Investment and Savings Plan (the "Plan");

     WHEREAS, pursuant to Section 16.1 of the Plan, the Board of Directors of the Company is authorized to amend the Plan at any time and for any reason;

     WHEREAS, the Company desires to amend the Plan to permit participants to obtain hardship withdrawals in the event of losses attributable to certain natural disasters;

     WHEREAS, by resolutions duly adopted on June 18, 1992, the Board of Directors of the Company authorized Robert D. Haas, Chairman of the Board and Chief Executive Officer, to adopt certain amendments to the Plan and to delegate to any other officer of the Company the authority to adopt certain amendments to the Plan;

     WHEREAS, on June 1, 1993, Robert D. Haas delegated to Donna J. Goya, Senior Vice President, the authority to amend the Plan, subject to specified limits, and such delegation has not been amended, rescinded or superseded as of the date hereof; and

     WHEREAS, the amendments herein are within such limits to the delegated authority of Donna J. Goya;

     NOW, THEREFORE, the Plan is amended as set forth below:

     1.  Section 8.1(c) is amended as follows:

         (a)   The word "or" is deleted from the end of current paragraph
               (vi);

         (b) The period at the end of current paragraph (vii) is deleted and in place thereof "; or" is added;

         (c)   A new paragraph (viii) is added to read as set forth below:

                    "(viii)  The loss of income, real
                    property or personal property as a
                    result of any natural disaster
                    specified on Appendix B to the Plan
                    by any individual or entity
                    empowered to amend the Plan."

     2. A new Appendix B shall be added to the Plan, to read as set forth on the attached Exhibit hereto.

     IN WITNESS WHEREOF, the undersigned has set her hand hereunto as of the date indicated below.


                                    --------------------------------------
Date                                Donna J. Goya
                                    Senior Vice President
                LEVI STRAUSS ASSOCIATES INC.
                ----------------------------
                EMPLOYEE LONG-TERM INVESTMENT
                -----------------------------
                      AND SAVINGS PLAN
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                         APPENDIX B
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                ADDITIONAL ELIGIBLE HARDSHIPS
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     In accordance with Section 8.1(c)(viii) of the Plan, losses related to natural disasters described herein may form a basis for hardship withdrawals.

     1.  (a)   Description of Natural Disaster.
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         (b)   Limitations.
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